UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 13, 2005
WESTWOOD ONE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14691	95-3980449

(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		No.)

40 West 57th Street, 5th Floor
New York, NY		10019

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (212) 641-2000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1: FORM RESTRICTED STOCK UNIT AGREEMENT
EX-99.2: FORM RESTRICTED STOCK UNIT AGREEMENT
EX-99.3: FORM RESTRICTED STOCK AGREEMENT

Section 1	Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.
     The Compensation Committee of the Board of Directors of Westwood One, Inc. (the “Company”) approved modifications to the Company’s (i) form restricted stock unit agreement and (ii) form restricted stock agreement, to be utilized by the Company for grants to non-Director participants in accordance with the terms of the Company’s 2005 Equity Compensation Plan (“Equity Plan”; capitalized terms used and not defined herein have the meaning set forth in the Equity Plan). The Company’s Board of Directors (the “Board”) approved modifications to the Company’s form restricted stock unit agreement to be utilized by the Company for grants to Director participants. The form restricted stock unit agreements for non-Director and Director Participants were modified to entitle the Participant thereunder to defer the payment of his Award, as determined by the Board.
     Copies of the Company’s form Restricted Stock Unit Agreement for (i) non-Director Participants and (ii) Director Participants are furnished herewith as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated by reference herein in their entirety. A copy of the Company’s form Restricted Stock Agreement for non-Director participants is furnished herewith as Exhibit 99.3 and is incorporated by reference herein in its entirety. A copy of the Equity Plan was previously filed with the SEC as Exhibit 10.2 to the Company’s 8-K on May 25, 2005.

Section 5	Corporate Governance and Management

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     (d)      On March 14, 2006, the Company’s Board elected Grant F. Little, III as a Class II director of the Company. Mr. Little is an independent director and will serve on the Audit Committee of the Board. Mr. Little is the Chief Executive Officer and Founder of Hudson Advisory Partners (“Hudson”). Prior to Hudson, he was a Managing Director in the Investment Banking Division of Credit Suisse First Boston.

Section 9	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.
(d)     Exhibits.
     The following is a list of the exhibits filed as a part of this Form 8-K:

Exhibit
No.	Description of Exhibit

99.1	Form Restricted Stock Unit Agreement under the Westwood One, Inc. 2005 Equity Compensation Plan for non-Director Participants.

99.2	Form Restricted Stock Unit Agreement under the Westwood One, Inc. 2005 Equity Compensation Plan for Director Participants.

99.3	Form Restricted Stock Agreement under the Westwood One, Inc. 2005 Equity Compensation Plan for non-Director Participants.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTWOOD ONE, INC.

Date: March 16, 2006	By:	/s/ David Hillman

		Name:	David Hillman
		Title:	EVP, Business Affairs, General
Counsel and Secretary

EXHIBIT INDEX
Current Report on Form 8-K
dated March 13, 2006
Westwood One, Inc.

Exhibit
No.	Description of Exhibit

99.1	Form Restricted Stock Unit Agreement under the Westwood One, Inc. 2005 Equity Compensation Plan for non-Director participants.

99.2	Form Restricted Stock Unit Agreement under the Westwood One, Inc. 2005 Equity Compensation Plan for Director Participants.

99.3	Form Restricted Stock Agreement under the Westwood One, Inc. 2005 Equity Compensation Plan for non-Director Participants.